UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report – May 19, 2016
(Date of earliest event reported)
QUESTAR CORPORATION
(Exact name of registrant as specified in its charter)

333 South State Street, P.O. Box 45433, Salt Lake City, Utah 84145-0433
(Address of principal executive offices)
Registrant's telephone number, including area code (801) 324-5900
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers.
On May 19, 2016, Questar Corporation ("Company") announced that Micheal G. Dunn, Executive Vice President of the Company and President of Questar Pipeline Company plans to leave the Company effective upon (and contingent upon) the closing of the merger of the Company with a subsidiary of Dominion Resources, Inc. ("Dominion") pursuant to the Agreement and Plan of Merger (the “Merger Agreement”) dated January 31, 2016, by and among the Company, Dominion and Diamond Beehive Corp.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

QUESTAR CORPORATION (Registrant)

May 25, 2016	/s/ Kevin W. Hadlock
Kevin W. Hadlock Executive Vice President and Chief Financial Officer

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